UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
________________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
September 15, 2022
Date of Report (date of earliest event reported)
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Rover Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-39774	85-3147201
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

720 Olive Way, 19th Floor, Seattle, WA	98101
(Address of Principal Executive Offices)	(Zip Code)

(888) 453-7889
Registrant's telephone number, including area code

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	ROVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On September 15, 2022, in connection with the effectiveness of new Securities and Exchange Commission rules regarding universal proxy cards, certain recent changes to the Delaware General Corporation Law (the “DGCL”), and a periodic review of the bylaws of Rover Group, Inc. (the “Company”), the Company’s board of directors (the “Board”) adopted amended and restated bylaws (the “Amended and Restated Bylaws”), effective immediately. Among other things, the amendments effected by the Amended and Restated Bylaws:

•Enhance the advance notice procedures for stockholder nominations of directors and submission of stockholder proposals (other than proposals to be included in the Company’s proxy statement pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) made in connection with annual and special meetings of stockholders, including by:
◦Requiring that if the date of the annual meeting for the current year has changed by more than 25 days from the first anniversary of the preceding year’s annual meeting, any notice of a stockholder nomination for director or submission of stockholder proposals (other than proposals submitted under Rule 14a-8 of the Exchange Act) must be submitted no later than 5:00 p.m. Pacific time on the later of (1) the 10th day following the day on which public announcement of the date of the annual meeting is first made by the Company and (2) the 120th day prior to the date of the annual meeting. (Section 2.4(a)(ii));
◦Updating the definition of “public announcement” to include any means reasonably designed to inform the public or stockholders, including posting on the Company’s investor relations website. (Section 2.4(a)(ii));
◦Restricting the number of director candidates a stockholder may nominate for election at an annual meeting to the number of directors to be elected at such meeting. (Section 2.4(a)(ii));
◦Requiring the notice to include: (1) the director candidate’s written consent to be named in the Company’s form of proxy pursuant to Rule 14a-19 of the Exchange Act (“Rule 14a-19”); and (2) all information required by Item 404 under Regulation S-K as if the stockholder giving notice, any beneficial owner on whose behalf the nomination is made, and their respective affiliates and associates were the Company for purposes of such rule and the director candidate was a director or executive of the Company. (Section 2.4(a)(iii)(1)(D) and (F));
◦Requiring the notice to include with respect to the stockholder and any beneficial owner on whose behalf the nomination or proposal is made: (1) any proxy, contract, arrangement, understanding or relationship pursuant to which they have a right to vote any shares of any Company security; (2) any material pending or threatened legal proceeding in which they are a party or material participant involving the Company or any of its officers, directors or affiliates; (3) any material relationship between them and the Company or any of its officers, directors or affiliates; and (4) a statement as to whether they intend to solicit the requisite percentage of the voting power of the Company’s stock under Rule 14a-19. (Section 2.4(a)(iii)(3)(E), (K), (L) and (N));
◦Requiring that any stockholder submitting a director nomination notice must provide the Company no later than five business days prior to the meeting or any adjournment, rescheduling, postponement or other delay thereof with reasonable evidence that the stockholder has satisfied Rule 14a-19. (Section 2.4(a)(iv));
◦Clarifying that if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting. (Section 2.4(a)(iv)); and
◦Requiring that any director nominee submitted by a stockholder provide a written representation to the Secretary that, if elected, such nominee would be in compliance with and will continue to comply with the Company’s corporate governance guidelines and conflict of interest, confidentiality, stock ownership and trading guidelines and other policies and guidelines applicable to directors during such person’s term in office as director. (Section 2.4(c)(i)(4));
•Modify the provisions relating to stockholder meeting adjournment procedures and the list of stockholders entitled to vote at stockholder meetings to reflect recent amendments to the DGCL. (Sections 2.7 and 2.13);
•Remove provisions regarding the lock-up of certain shares for six months after the closing of the merger between Nebula Caravel Acquisition Corp., its wholly-owned subsidiary, and A Place for Rover, Inc. on July 30, 2021, as such lock-up period has expired. (former Section 6.8);
•Amend the forum selection provision to clarify that it applies to the resolution of any complaint asserting a cause of action under the Securities Act of 1933 against any person in connection with any offering of the Company’s securities and that the provision is enforceable by any party to a complaint covered by the provision. (Section 9.5); and
•Make other updates, including ministerial, clarifying and conforming changes.

The foregoing summary and description of the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
3.1	Amended and Restated Bylaws of Rover Group, Inc. (as amended on September 15, 2022).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROVER GROUP, INC.

Date: September 21, 2022	By:	/s/ Charlie Wickers
Charlie Wickers
Chief Financial Officer